UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Opportunities for Capital Appreciation and Tax-Advantaged Distributions
from a Portfolio of Value Equities and Senior Loans

Semi-Annual Report

June 30, 2011

Nuveen Tax-Advantaged
Total Return Strategy
Fund

JTA

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	12

Performance Overview	15

Shareholder Meeting Report	16

Portfolio of Investments	17

Statement of Assets & Liabilities	23

Statement of Operations	24

Statement of Changes in Net Assets	25

Statement of Cash Flows	26

Financial Highlights	28

Notes to Financial Statements	30

Annual Investment Management Agreement Approval Process	40

Reinvest Automatically Easily and Conveniently	48

Glossary of Terms Used in this Report	50

Other Useful Information	54

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

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Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features management by two affiliates of Nuveen Investments. The Fund's investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund's investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony).

Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team. Jon has 29 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein, who serves as that firm's Chief Investment Officer. Gunther has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon and Gunther talk about their management strategies and the performance of the Fund for six-month period June 30, 2011.

What key strategies were used to manage the Fund during this reporting period?

For the common and preferred equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In the senior loan and other debt portion of the Fund's portfolio, we continued to position the portfolios conservatively with senior loans we felt offered above-average fundamental strength, asset coverage, and a solid risk-adjusted yield. During most of the period, the leveraged finance markets traded positively as the Federal Reserve's quantitative easing initiative was underway, optimism about stability (and growth) increased, and sovereign concerns remained on the back burner until mid-May, when volatility began to increase as macro concerns about Europe (and later the U.S.) drove markets lower.

Nonetheless, the loan market remained positive through June 30, 2011, despite a sell-off late in the period. Overall, consensus opinion in the loan market centered on overall

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

*  Six-month returns are cumulative; all other numbers are annualized.

1  The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

optimism regarding a low default environment, with the default rate for the U.S. market decreasing 20 basis points to 1.05% for the twelve-month period ended June 2011. While the average recovery rate has dropped, such a low default rate makes the average recovery rate less meaningful—particularly for higher quality portfolios within the non-investment grade space.

How did the Fund perform over this six-month period?

The performance of JTA, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value*

For periods ended 6/30/11

	6-Month	1-Year	5-Year
JTA	3.67%	25.51%	-4.10%
Comparative Benchmark[1]	6.13%	26.07%	1.90%
S&P 500[2]	6.02%	30.69%	2.94%

For the six month period ended June 30, 2011, the total return on common share net asset value (NAV) for the Fund underperformed its comparative benchmark and the general market index.

Several portfolio positions appreciated sharply during the period, given depressed valuations, individual catalysts, and a perception of stabilization in the economy. Pfizer Inc. outperformed as the company has been active in addressing ongoing and future challenges by shaking up its management team, stabilizing its core earnings, and beginning the process of divesting several divisions.

Motorola Solutions is a leading provider of two-way radio and wireless network products, and is positioned to profit from the digital upgrade in public safety equipment. We believe the company will also benefit significantly if the government allocates additional frequency spectrum to public safety for wireless broadband data usage, an issue that is starting to gain momentum in Washington. We expect the company will address capital allocation (dividends and share repurchases) after completing the sale of its network business to Nokia Siemens.

A catalyst for the appreciation in CVS Caremark Corp. was the announcement that its pharmacy benefit manager (PBM) had won a $3 billion contract for the Federal Employee Program (FEP). The win is significant for Caremark, as it further validates the company's integrated PBM-retail pharmacy business model (they have now won the two largest contracts out for bid in the past year at competitive, but we believe attractive, margins). We believe Caremark's earnings and free cash flow are trending in the right direction as new management resumes its cost cutting and restructuring efforts and its PBM business continues to gain more solid footing. The company is also poised to benefit from the upcoming "generic wave" as many branded pharmaceutical products reach the end of their patent protection.

The Fund's relative underperformance in several sectors and holdings was the primary reason for its trailing the benchmark and index returns for the period.

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The decline of our bank stocks Citigroup, JPMorgan Chase, and Wells Fargo reflected uncertainty surrounding future banking regulations, overall market/trading weakness, and concerns about lower economic growth. Of particular concern was an expected higher capital requirement, which could constrain future growth and profitability. Genworth Financial's U.S. mortgage insurance business struggled given the lingering housing market problems. Despite stability in its life and international mortgage divisions, weakness in its U.S. mortgage insurance operations continue to loom over the company's efforts to recover from the 2008 financial crisis. General Motors declined on concerns about potential pricing degradation and product mix given high gasoline prices and production cutbacks due to supply shortages from Japan. The potential overhang of the U.S. government's ownership stake has also weighed on the stock. However, our investment thesis for the stock remained intact as the company's fundamentals greatly improved since emerging from bankruptcy last year, and we believe the issues and concerns are short-term in nature.

Looking at changes to the portfolio over the period, Cisco Systems was purchased as we felt the share price fully discounted lower future operating margins and gave little value to the company's core franchise or management's ability to successfully restructure its businesses. With a cash rich balance sheet and attractive free cash flow yield, we feel that shares of Cisco offered meaningful downside protection and potential upside through stock repurchases, increased dividends, and successful reorganization and product repositioning efforts. We also purchased Teva Pharmaceutical Industries Ltd., a global leader in the development and marketing of generic pharmaceuticals. We believe the firm is well-positioned to benefit from the upcoming wave of major branded drugs reaching the end of their patent protection. Recent execution issues, which have included FDA quality control violations at two plants, have sent Teva shares down to single-digit earnings multiples and near double-digit free cash flow yields. We purchased Interpublic Group of Companies, (IPG), Inc., which provides advertising and marketing services worldwide. The company had been plagued by accounting irregularities, as well as poor cost controls, following a series of acquisitions made over the years. A new management team has fixed the accounting issues and implemented controls and other important business systems for managing and monitoring costs. We initiated a position as the company continued its fundamental improvement driven by better execution and increased cash flow generation. IPG recently took another positive step in its turnaround when Moody's upgraded its unsecured debt and revolving credit facility two notches to investment grade. This should result in removing the covenants on cash flow and could lead to the company ramping up its share buyback and/or increasing its dividend payout. We also purchased CVS Caremark, the retail pharmacy and pharmacy services provider. We believe that the market is giving the company no credit for the synergies created by its purchase of pharmacy benefit manager (PBM) Caremark Rx two years ago in a deal that created the most vertically integrated pharmacy in the country. Other new investments during the period included JPMorgan, National CineMedia, and Nielsen Holdings N.V.

During the period, we eliminated Kroger Co. on concerns that the supermarket group will be unable to pass through upcoming food price inflation as consumers simultaneously digest higher gas prices and a sluggish employment outlook. Kimberly-Clark Corp.

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was sold based on valuation and concerns stemming from the announced restructuring of its pulp and paper operations. We questioned the high cost of the plan, particularly when compared to the limited expected return the restructuring would generate. We exited Valeant Pharmaceutical International following significant appreciation as investors became more comfortable with the company's business model and the sustainability of its growth prospects. ENI SPA., Packaging Corp. of America, and Union Pacific also were sold as we felt each company's share price had reached fair valuation, and the risk/reward for continuing to own the stocks was no longer attractive.

In the preferred securities sleeve of the Fund, during the first quarter, we slightly underperformed because of our banking sector holdings. In particular, we lacked exposure to COBANK, and were underweight in JPMorgan and Wells Fargo preferreds, which were two of the strongest performers in the benchmark for the first quarter.

However, the preferred sleeve had strong performance in the second quarter, as all preferred sectors of the Fund outperformed the benchmark's preferred stock sectors. Major contributors to performance were our holdings of Citigroup 6.5% Series L perpetual convertible preferred stock, and the Principal Financial Group 6.518% Series B perpetual preferred stock. Significant detractors from performance were Bank of America 7.25% Series L perpetual convertible preferred stock and Southern California Edison 6.125% perpetual preferred stock.

During the reporting period, we added a number of new preferred securities including Citigroup 8.5% Series M perpetual preferred stock, Bank of America 7.25% perpetual convertible preferred stock and Partner Reinsurance 7.25% Series E perpetual preferred stock. These purchases were made due to their attractive yield and positive fundamental outlook.

On the sell side, we harvested gains in a number of securities as their yield levels were deemed to be unattractive. These sales included Arch Capital Group 8% Series A perpetual preferred stock and PNC Bank 9.875% Series L perpetual preferred stock.

The senior loan portion of the Fund benefited toward the end of the period by a positioning in lower volatility names, many of which have lower leverage and less cyclicality to their businesses than the overall market. The Fund also had some good company specific news, such as Burlington Coat Factory, which continued to show positive earnings and free cashflow momentum and an ability to translate that into debt paydowns.

Generally speaking, the Fund was largely constrained by having a better quality portfolio during the period. Many of these names pay lower coupons, and as such tend to underperform in an environment in which price action is flat.

During this period, the Fund also wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential.

The Fund also entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings. This portion of the Fund is overseen by Nuveen Fund Advisors, Inc., also an affiliate of Nuveen Investments.

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IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative effect on the performance of the Fund over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed its ARPS at par in 2009 and since then has relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (not including this Fund) received a demand letter on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, 33 of the funds that received demand letters were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their

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liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

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Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distributions to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of

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3  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2011. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/11 (Common Shares)	JTA
Inception date	1/27/04
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$0.16
From realized capital gains	0.30
Return of capital	0.00
Total per share distribution	$0.46
Annualized distribution rate on NAV	7.46%
Average annual total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	3.67%
1-Year on NAV	25.51%
5-Year on NAV	-4.10%
Since inception on NAV	1.88%
Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	3.67%
1-Year on NAV	25.51%
5-Year on NAV	-3.43%
Since inception on NAV	2.28%

The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2012. In the event that Congress does not further extend (or make permanent) these provisions, beginning in calendar 2013, dividends previously referred to as "qualified dividends" would be taxed at normal marginal tax rates.

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Common Share Repurchases and Share Price Information

As of June 30, 2011, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

Common Shares Repurchased and Retired	% of Outstanding Common Shares
79,700	0.6%

During the six-month reporting period, the Fund did not repurchase any of its outstanding common shares.

At June 30, 2011, the Fund's common share price was trading at a discount of -8.67% to its NAV, compared with an average discount of -9.12% for the entire six-month period.

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JTA

Performance

OVERVIEW

Nuveen Tax-Advantaged Total Return Strategy Fund

  as of June 30, 2011

Portfolio Allocation (as a % of total investments)3,4

2010-2011 Distributions Per Common Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  As defined in Footnote 7—Management Fees and other Transactions with Affiliates.

3  Excluding investments in derivatives.

4  Holdings are subject to change.

5  As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

Fund Snapshot

Common Share Price	$11.27
Common Share Net Asset Value (NAV)	$12.34
Premium/(Discount) to NAV	-8.67%
Current Distribution Rate[1]	8.16%
Net Assets Applicable to Common Shares ($000)	$171,318

Leverage

(as a % of managed assets)2

Structural Leverage	24.60%
Effective Leverage	24.60%

Portfolio Composition

(as a % of total investments)3,4

Insurance	13.1%
Pharmaceuticals	12.8%
Media	7.9%
Communications Equipment	5.6%
Metals & Mining	5.3%
Diversified Financial Services	5.0%
Oil, Gas & Consumable Fuels	4.8%
Software	4.6%
Hotels, Restaurants & Leisure	3.5%
Aerospace & Defense	3.0%
Health Care Providers & Services	3.0%
Electric Utilities	2.5%
Commercial Banks	2.4%
IT Services	2.2%
Wireless Telecommunication Services	2.0%
Short-Term Investments	2.5%
Other	19.8%

Average Annual Total Return

(Inception 1/27/04)

	On Share Price	On NAV
6-Month (Cumulative)	4.32%	3.67%
1-Year	20.26%	25.51%
5-Year	-4.56%	-4.10%
Since Inception	0.70%	1.88%

Average Annual Total Return5

(Including retained gain tax credit/refund)

	On Share Price	On NAV
6-Month (Cumulative)	4.32%	3.67%
1-Year	20.26%	25.51%
5-Year	-3.84%	-3.43%
Since Inception	1.12%	2.28%

Nuveen Investments

JTA

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

JTA
Common Shares
Approval of the Board Members was Reached as Follows:
John P. Amboian
For	12,651,147
Withhold	432,485
Total	13,083,632
David J. Kundert
For	12,642,440
Withhold	441,192
Total	13,083,632
Terence J. Toth
For	12,645,320
Withhold	438,312
Total	13,083,632

Nuveen Investments

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund

Portfolio of Investments

  June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 93.9% (70.5% of Total Investments)
	Aerospace & Defense – 4.0%
34,800	Lockheed Martin Corporation	$2,817,756
80,000	Raytheon Company	3,988,000
	Total Aerospace & Defense	6,805,756
	Automobiles – 2.2%
124,400	General Motors Company, (2)	3,776,784
	Biotechnology – 1.6%
47,500	Amgen Inc., (2)	2,771,625
	Commercial Banks – 2.5%
150,900	Wells Fargo & Company	4,234,254
	Commercial Services & Supplies – 1.9%
141,000	Pitney Bowes Inc.	3,241,590
	Communications Equipment – 6.4%
150,000	Cisco Systems, Inc.	2,341,500
195,775	Motorola Mobility Holdings Inc., (2)	4,314,881
95,285	Motorola Solutions Inc., (2)	4,386,921
	Total Communications Equipment	11,043,302
	Computers & Peripherals – 1.6%
73,000	Hewlett-Packard Company	2,657,200
	Diversified Financial Services – 5.2%
138,600	Citigroup Inc.	5,771,304
75,400	JPMorgan Chase & Co.	3,086,876
	Total Diversified Financial Services	8,858,180
	Diversified Telecommunication Services – 1.7%
369,000	Frontier Communications Corporation	2,977,830
	Food & Staples Retailing – 1.7%
78,000	CVS Caremark Corporation	2,931,240
	Industrial Conglomerates – 1.0%
87,600	General Electric Company	1,652,136
	Insurance – 14.5%
365,900	Genworth Financial Inc., Class A, (2)	3,761,452
215,600	Hartford Financial Services Group, Inc.	5,685,372
63,000	Loews Corporation	2,651,670
121,900	MetLife, Inc.	5,347,753
221,924	Symetra Financial Corporation	2,980,439
172,700	Unum Group	4,400,396
	Total Insurance	24,827,082

Nuveen Investments

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Machinery – 2.0%
75,000	Ingersoll Rand Company Limited, Class A	$3,405,750
	Media – 6.3%
217,000	Interpublic Group Companies, Inc.	2,712,500
17,337	Metro-Goldwyn-Mayer, (13)	388,493
158,600	National CineMedia, Inc.	2,681,926
140,400	Time Warner Inc.	5,106,348
	Total Media	10,889,267
	Metals & Mining – 7.1%
112,300	AngloGold Ashanti Limited, Sponsored ADR	4,726,707
97,200	Barrick Gold Corporation	4,402,188
72,500	Nucor Corporation	2,988,450
	Total Metals & Mining	12,117,345
	Oil, Gas & Consumable Fuels – 6.0%
28,000	Exxon Mobil Corporation	2,278,640
32,400	Occidental Petroleum Corporation	3,370,896
81,600	Total S.A., Sponsored ADR	4,719,744
	Total Oil, Gas & Consumable Fuels	10,369,280
	Pharmaceuticals – 16.5%
94,500	GlaxoSmithKline PLC, ADR	4,054,050
111,700	Merck & Company Inc.	3,941,893
410,000	Pfizer Inc.	8,446,000
228,000	Sanofi-Aventis, ADR	9,158,760
54,800	Teva Pharmaceutical Industries Limited, Sponsored ADR	2,642,456
	Total Pharmaceuticals	28,243,159
	Professional Services – 0.9%
52,200	Nielsen Holdings BV, (2)	1,626,552
	Software – 6.2%
312,500	CA Inc.	7,137,500
132,200	Microsoft Corporation, (3)	3,437,200
	Total Software	10,574,700
	Tobacco – 1.9%
48,600	Philip Morris International	3,245,022
	Wireless Telecommunication Services – 2.7%
170,000	Vodafone Group PLC, Sponsored ADR	4,542,400
	Total Common Stocks (cost $151,470,747)	160,790,454

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 0.4% (0.3% of Total Investments)
	Commercial Banks – 0.4%
700	Wells Fargo & Company, Convertible Bond	7.500%	A	$742,000
	Total Convertible Preferred Securities (cost $635,761)			742,000
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 7.9% (6.0% of Total Investments)
	Capital Markets – 0.0%
1,800	Goldman Sachs Group Inc.	6.200%	A-	$45,216

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Commercial Banks – 0.3%
3,800	Barclays Bank PLC	8.125%		A	$100,092
1,000	HSBC Holdings PLC	8.000%		A+	27,190
420	U.S. Bancorp.	3.500%		A	352,800
	Total Commercial Banks				480,082
	Consumer Finance – 0.7%
6,000	Heller Financial Inc.	6.687%		A+	600,188
25,000	HSBC Finance Corporation	6.360%		A	592,250
	Total Consumer Finance				1,192,438
	Diversified Financial Services – 1.4%
15,000	Bank of America Corporation	8.200%		BBB	392,550
600	Bank of America Corporation	7.250%		BBB	600,720
26,300	Citigroup Inc., Series F	8.500%		BBB	705,892
2,800	Citigroup Inc.	6.500%		BBB	135,324
500	JPMorgan Chase & Company	7.900%		A	537,045
	Total Diversified Financial Services				2,371,531
	Electric Utilities – 2.3%
25,000	Alabama Power Company	6.500%		A-	702,345
65	Baltimore Gas & Electric Company	7.125%		BBB-	6,549
12,000	Connecticut Power & Light Company	4.960%		Baa3	523,500
5,000	Georgia Power Company	6.500%		A-	522,188
5,000	Gulf Power Company	6.450%		BBB+	515,174
30,000	PPL Electric Utilities Corporation	6.250%		BBB-	750,939
5,000	Southern California Edison Company	6.500%		Baa2	504,219
5,000	Southern California Edison Company	6.125%		BBB+	484,063
	Total Electric Utilities				4,008,977
	Insurance – 2.5%
10,000	Allianz SE	8.375%		A+	261,875
25,000	Aspen Insurance Holdings Limited	7.401%		BBB-	624,000
25,000	Axis Capital Holdings Limited	7.250%		BBB	622,000
13,067	Endurance Specialty Holdings Limited	7.750%		BBB-	339,873
3,500	Endurance Specialty Holdings Limited	7.500%		BBB-	87,325
25,000	MetLife Inc., Series B	6.500%		Baa2	625,000
16,501	PartnerRe Limited	7.250%		BBB+	418,960
25,000	Principal Financial Group	6.518%		BBB	625,000
28,500	Prudential PLC	6.750%		A-	713,925
	Total Insurance				4,317,958
	Multi-Utilities – 0.3%
5,000	Consolidated Edison Company of New York Inc.	5.000%		BBB	472,200
	Oil, Gas & Consumable Fuels – 0.4%
25,000	Kayne Anderson MLP Trust	4.950%		AA	632,249
	Thrifts & Mortgage Finance – 0.0%
2,940	Santander Holdings USA	7.300%		BBB+	74,646
	Total $25 Par (or similar) Preferred Securities (cost $13,076,051)				13,595,297
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 27.4% (20.6% of Total Investments) (6)
	Air Freight & Logistics – 0.2%
$423	Transdigm, Inc., Term Loan	4.000%	6/30/17	Ba2	$425,422

Nuveen Investments

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Auto Components – 1.1%
$1,321	Federal-Mogul Corporation, Tranche B, Term Loan, DD1	2.128%	12/29/14	Ba3	$1,252,970
674	Federal-Mogul Corporation, Tranche C, Term Loan, DD1	2.128%	12/28/15	Ba3	639,270
1,995	Total Auto Components				1,892,240
	Biotechnology – 0.5%
900	Grifols, Term Loan	6.000%	6/01/17	BB	905,250
	Building Products – 0.6%
993	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	997,391
	Chemicals – 0.6%
995	Univar, Inc., Term Loan	5.000%	6/30/17	B	994,733
	Communications Equipment – 1.1%
330	Avaya Inc., Term Loan	5.250%	10/24/14	B+	317,930
662	Avaya Inc., Term Loan	1.000%	10/26/17	B1	640,284
867	Intelsat, Term Loan	5.250%	4/02/18	BB-	870,639
1,859	Total Communications Equipment				1,828,853
	Consumer Finance – 0.4%
750	Springleaf Financial Funding Company, Term Loan	5.500%	5/06/17	B+	736,797
	Electric Utilities – 0.9%
1,860	TXU Corporation, 2014 Term Loan	3.690%	10/10/14	B2	1,560,980
	Food & Staples Retailing – 0.5%
992	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B3	932,713
	Food Products – 1.4%
1,000	JBS USA LLC, Term Loan	4.250%	5/25/18	BB	1,000,313
1,375	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B+	1,377,396
2,375	Total Food Products				2,377,709
	Health Care Providers & Services – 4.0%
65	Community Health Systems, Inc., Delayed Term Loan	2.504%	7/25/14	BB	63,217
142	Community Health Systems, Inc., Extended Term Loan	3.754%	1/25/17	BB	138,339
1,270	Community Health Systems, Inc., Term Loan	2.504%	7/25/14	BB	1,229,534
995	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	BB	999,086
748	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	746,722
1,000	Golden Living, Term Loan	5.000%	5/04/18	B+	982,495
917	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	916,896
1,836	Universal Health Services, Inc., Term Loan B	4.000%	11/15/16	BB+	1,843,282
6,973	Total Health Care Providers & Services				6,919,571
	Hotels, Restaurants & Leisure – 4.6%
1,980	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	1,967,625
1,073	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	1,068,319
2,057	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB+	2,066,133
1,050	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	1,057,875
89	Travelport LLC, Letter of Credit	4.746%	8/23/15	Ba3	85,542
313	Travelport LLC, Term Loan	4.746%	8/21/15	Ba3	299,734
299	Venetian Casino Resort LLC, Delayed Term Loan	2.690%	11/23/16	BB	290,140
1,097	Venetian Casino Resort LLC, Tranche B, Term Loan	2.690%	11/23/16	BB	1,065,208
7,958	Total Hotels, Restaurants & Leisure				7,900,576
	Household Products – 0.6%
995	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	994,690

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Insurance – 0.4%
$620	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	BBB-	$623,190
	IT Services – 2.9%
1,581	First Data Corporation, Extended Term Loan	4.186%	3/24/18	B+	1,453,387
168	First Data Corporation, Term Loan B1	2.936%	9/24/14	B+	156,149
720	Frac Tech International LLC, Term Loan	6.250%	5/03/16	B+	719,839
750	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2, WI/DD	TBD	TBD	B+	742,500
1,937	SunGard Data Systems, Inc., Term Loan B	1.939%	2/28/14	BB	1,892,583
5,156	Total IT Services				4,964,458
	Media – 4.1%
622	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	622,935
1,298	Interactive Data Corporation, Term Loan B	4.750%	2/11/18	Ba3	1,300,522
296	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB-	295,116
1,980	Mediacom Broadband LLC, Tranche F, Term Loan	4.500%	10/23/17	BB-	1,967,609
16	Nielsen Finance LLC, Term Loan A	2.190%	8/09/13	Ba2	16,032
267	Nielsen Finance LLC, Term Loan C	3.440%	5/02/16	Ba2	265,962
670	SuperMedia, Term Loan	11.000%	12/31/15	B-	407,146
475	Tribune Company, Term Loan B, (7), (8)	5.250%	6/04/14	Ca	323,330
1,956	Univision Communications, Inc., Term Loan	4.436%	3/31/17	B+	1,861,941
7,580	Total Media				7,060,593
	Multiline Retail – 0.6%
1,000	Bass Pro Group LLC Term Loan B	5.250%	6/13/17	BB-	995,625
	Pharmaceuticals – 0.5%
419	Warner Chilcott Corporation, Term Loan B1	4.250%	3/17/18	BBB-	419,609
209	Warner Chilcott Corporation, Term Loan B2	4.250%	3/17/18	BBB-	209,805
288	Warner Chilcott Corporation, Term Loan B3	4.250%	3/17/18	BBB-	288,481
916	Total Pharmaceuticals				917,895
	Real Estate – 0.5%
837	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	825,371
	Real Estate Management & Development – 0.3%
438	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	438,867
	Road & Rail – 0.6%
973	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB-	980,732
	Semiconductors & Equipment – 0.6%
998	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B-	1,003,423
	Specialty Retail – 0.4%
748	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	747,656
$48,334	Total Variable Rate Senior Loan Interests (cost $47,972,636)				47,024,735
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 0.2% (0.1% of Total Investments)
	Commercial Services & Supplies – 0.2%
300	Pitney Bowes International Holdings, 144A	6.125%	N/A (9)	Baa1	$295,500
	Total Capital Preferred Securities (cost $288,750)				295,500

Nuveen Investments

JTA

Nuveen Tax-Advantaged Total Return Strategy Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.3% (2.5% of Total Investments)
$5,616	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11,	0.010%	7/01/11	$5,615,994
	repurchase price $5,615,996, collateralized by $5,605,000 U.S. Treasury Notes,
	1.500%, due 12/31/13, value $5,731,113
	Total Short-Term Investments (cost $5,615,994)			5,615,994
	Total Investments (cost $219,059,939) – 133.1%			228,063,980
	Borrowings – (32.6)% (10), (11)			(55,900,000)
	Other Assets Less Liabilities – (0.5)% (12)			(846,139)
	Net Assets Applicable to Common Shares – 100%			$171,317,841

Investments in Derivatives

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$13,975,000	Receive	1-Month USD-LIBOR	1.412%	Monthly	3/29/14	$(179,366)
Morgan Stanley	13,975,000	Receive	1-Month USD-LIBOR	0.409	Monthly	3/29/12	(12,368)
Morgan Stanley	13,975,000	Receive	1-Month USD-LIBOR	2.323	Monthly	3/29/16	(307,117)
							$(498,851)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more   widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  At or subsequent to June 30, 2011, this issue was under the protection of the Federal Bankruptcy Court.

  (8)  Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (9)  Perpetual security. Maturity date is not applicable.

  (10)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2011,   investments with a value of $102,913,225 have been pledged as collateral for Borrowings.

  (11)  Borrowings Payable as a percentage of Total Investments is 24.5%.

  (12)  Other Assets Less Liabilities include the Value and/or the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

  (13)  For fair value measurement purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Transactions for more information.

  N/A  Not applicable.

  DD1  Investment, or portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2011 (Unaudited)

Assets
Investments, at value (cost $219,059,939)	$228,063,980
Receivables:
Dividends	466,720
Interest	278,364
Investments sold	3,222,663
Matured senior loans	229,376
Reclaims	37,656
Other assets	40,071
Total assets	232,338,830
Liabilities
Borrowings	55,900,000
Cash overdraft	5,771
Unrealized depreciation on interest rate swaps	498,851
Payables:
Common share dividends	2,696,835
Investments purchased	1,655,078
Accrued expenses:
Interest on borrowings	3,994
Management fees	147,603
Other	112,857
Total liabilities	61,020,989
Net assets applicable to Common shares	$171,317,841
Common shares outstanding	13,878,567
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.34
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$138,786
Paid-in surplus	251,855,678
Undistributed (Over-distribution of) net investment income	(3,789,292)
Accumulated net realized gain (loss)	(85,392,520)
Net unrealized appreciation (depreciation)	8,505,190
Net assets applicable to Common shares	$171,317,841
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $121,317)	$2,458,529
Interest	1,651,066
Total investment income	4,109,595
Expenses
Management fees	1,012,517
Shareholders' servicing agent fees and expenses	387
Interest expense on borrowings	382,734
Custodian's fees and expenses	32,580
Trustees' fees and expenses	3,478
Professional fees	11,100
Shareholders' reports — printing and mailing expenses	61,406
Stock exchange listing fees	4,422
Investor relations expense	22,080
Other expenses	20,487
Total expenses before custodian fee credit and expense reimbursement	1,551,191
Custodian fee credit	(17)
Expense reimbursement	(114,125)
Net expenses	1,437,049
Net investment income (loss)	2,672,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,964,343
Interest rate swaps	(123,116)
Call options written	1,495,405
Change in net unrealized appreciation (depreciation) of:
Investments	(4,244,444)
Interest rate swaps	(498,851)
Call options written	215,962
Net realized and unrealized gain (loss)	3,809,299
Net increase (decrease) in net assets applicable to Common shares from operations	$6,481,845

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

June 30, 2011 (Unaudited)

	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$2,672,546	$3,789,759
Net realized gain (loss) from:
Investments	6,964,343	9,304,719
Interest rate swaps	(123,116)	—
Call options written	1,495,405	197,127
Change in net unrealized appreciation (depreciation) of:
Investments	(4,244,444)	10,008,032
Interest rate swaps	(498,851)	—
Call options written	215,962	(437,284)
Net increase (decrease) in net assets applicable to Common shares from operations	6,481,845	22,862,353
Distributions to Common Shareholders
From and in excess of net investment income	(6,384,141)	—
From net investment income	—	(13,045,853)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(6,384,141)	(13,045,853)
Capital Share Transactions
Common shares repurchased and retired	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—
Net increase (decrease) in net assets applicable to Common shares	97,704	9,816,500
Net assets applicable to Common shares at the beginning of period	171,220,137	161,403,637
Net assets applicable to Common shares at the end of period	$171,317,841	$171,220,137
Undistributed (Over-distribution of) net investment income at the end of period	$(3,789,292)	$(77,697)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2011 (unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$6,481,845
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(76,534,262)
Proceeds from sales and maturities of investments	73,317,908
Proceeds from (Purchases of) short-term investments, net	5,094,038
Proceeds from (Payments for) interest rate swap contracts	(123,116)
Premiums received for call options written	1,009,807
Cash paid for terminated call options written	(168,530)
Amortization (Accretion) of premiums and discounts, net	(60,560)
(Increase) Decrease in:
Receivable for dividends	(145,114)
Receivable for interest	16,884
Receivable for investments sold	(1,987,893)
Receivable for matured senior loans	1,450
Receivable for reclaims	37,381
Other assets	8,423
Increase (Decrease) in:
Payable for investments purchased	(2,501,497)
Accrued interest on borrowings	127
Accrued management fees	11,443
Accrued other expenses	(8,306)
Net realized (gain) loss from:
Investments	(6,964,343)
Interest rate swaps	123,116
Call options written	(1,495,405)
Paydowns	(347,311)
Change in net unrealized (appreciation) depreciation of:
Investments	4,244,444
Interest rate swaps	498,851
Call options written	(215,962)
Proceeds from litigation settlement	88,117
Net cash provided by (used in) operating activities	381,535
Cash Flows from Financing Activities:
Increase (Decrease) in:
Borrowings	3,300,000
Cash overdraft balance	5,771
Cash distributions paid to Common shareholders	(3,687,306)
Net cash provided by (used in) financing activities	(381,535)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the six months ended June 30, 2011, was $369,669.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)	Distributions from Net Investment Income to FundPreferred Share- holders(c)	Distributions from Capital Gains to FundPreferred Share- holders(c)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Offering Costs and FundPreferred Share Underwriting Discounts
Year Ended 12/31:
2011	(i)	$12.34	$.19	$.27	$—	$—	$0.46	$(.46 )**	$—	$—	$(.46)	$—	$—
2010		11.63	.27	1.38	—	—	1.65	(.94)	—	—	(.94)	—	—
2009		9.42	.40	2.75	(.02)	—	3.13	(.38)	—	(.55)	(.93)	.01	—
2008		23.54	.77	(13.06)	(.12)	—	(12.41)	(.70)	(.21)	(.80)	(1.71)	—	—
2007		25.98	.90	(1.22)	(.05)	(.11)	(.48)	(.82)	(1.14)	—	(1.96)	—	—
2006		22.33	.89	4.48	(.05)	(.09)	5.23	(.88)	(.70)	—	(1.58)	—	—	*
		FundNotes at End of Period			FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Average Market Value Per $25,000 of Principal Amount	Asset Coverage Per $1,000 of Principal Amount	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2011	(i)	$—	$—	$—	$—	$—	$—	$55,900	$4,065
2010		—	—	—	—	—	—	52,600	4,255
2009		—	—	—	—	—	—	52,600	4,069
2008		—	—	—	28,850	25,000	138,992	35,000	5,583
2007		78,000	25,000	5,789	45,000	25,000	207,531	33,000	14,684
2006		78,000	25,000	6,202	45,000	25,000	225,411	33,000	15,659

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

		Long-Term Capital Gains Retained
Year Ended 12/31:
2011	(i)	N/A
2010		N/A
2009		N/A
2008		N/A
2007		$.21
2006		.33

(c)  The amounts shown are based on Common share equivalents.

(d)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

   Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

						Ratios/Supplemental Data
				Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(e)(f)
		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(d)	Based on Common Share Net Asset Value(d)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Expenses		Net Investment Income		Portfolio Turnover Rate
Year Ended 12/31:
2011	(i)	$12.34	$11.27	4.32%	3.67%	$171,318	1.77	%***	2.92	%***	1.64	%***	3.05	%***	31%
2010		12.34	11.24	14.73	14.99	171,220	1.77		2.14		1.55		2.36		48
2009		11.63	10.66	56.47	35.50	161,404	1.86		3.71		1.53		4.04		55
2008		9.42	7.58	(60.54)	(55.29)	131,546	3.74		4.03		3.24		4.53		24
2007		23.54	21.81	(12.99)	(2.38)	328,557	3.10		2.99		2.64		3.45		25
2006		25.98	27.09	35.52	24.19	360,740	2.79		3.28		2.34		3.73		25

  • The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

			Total Returns
		Common Shareholders of Record on	Based on Market Value	Based on Common Share Net Asset Value
Year Ended 12/31:
2011	(i)	N/A	4.32%	3.67%
2010		N/A	14.73	14.99
2009		N/A	56.47	35.50
2008		N/A	(60.54)	(55.29)
2007		December 31	(12.18)	(1.54)
2006		December 29	37.15	25.75

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred Shares, FundNotes and/or borrowings, where applicable.

  • Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings, where applicable as follows:

		Ratios of FundNotes Interest Expense to Average Net Assets Applicable Common Shares(g)	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(h)
Year Ended 12/31:
2011	(i)	—%	.44	%***
2010		—	.45
2009		—	.44
2008		1.12	1.00
2007		1.11	.51
2006		1.11	.23

(f)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(g)  The Fund redeemed all $78 million of its outstanding FundNotes during the fiscal year ended December 31, 2008.

(h)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

(i)  For the six months ended June 30, 2011.

N/A  Not applicable for the six months ended June 30, 2011. The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009 and December 31, 2008.

*  Rounds to less than $.01 per share.

**  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2011.

***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

Effective January 1, 2011, the Fund's adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") changed its name to Nuveen Fund Advisors, Inc. ("the Adviser").

The Fund's investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that may be eligible for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund also invests, to a more limited extent, in preferred securities that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends. The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2012. In the event that Congress does not extend these provisions, beginning in calendar 2013, dividends previously referred to as "qualified dividends" would be taxed at normal marginal tax rates.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Like most fixed income instruments, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value

Nuveen Investments

that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, the Fund had outstanding when-issued/delayed delivery purchase commitments of $1,655,078.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable for matured senior loans recognized during the current fiscal period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2011, reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2009, the Fund redeemed all $45,000,000 of its outstanding FundPreferred shares, at liquidation value.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund Auction Rate Preferred Shares ("ARPS") marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission)

Nuveen Investments

is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2011, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential.

The Fund did not purchase put or call options during the six months ended June 30, 2011. The average notional amount of call options written during the six months ended June 30, 2011, was as follows:

Average notional amount of call options written*	$(7,056,433)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on options activity.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. During the six months ended June 30, 2011, the Fund invested in interest rate swaps.

During the six months ended June 30, 2011, the Fund entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2011, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$27,950,000

*  The average notional amount is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$160,401,961	$388,493	$—	$160,790,454
Convertible Preferred Securities	742,000	—	—	742,000
$25 Par (or similar) Preferred Securities	8,187,214	5,408,083	—	13,595,297
Variable Rate Senior Loan Interests	—	47,024,735	—	47,024,735
Capital Preferred Securities	—	295,500	—	295,500
Short-Term Investments	—	5,615,994	—	5,615,994
Derivatives:
Swaps**	—	(498,851)	—	(498,851)
Total	$169,331,175	$58,233,954	$—	$227,565,129

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks Classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the six months ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	$—	Unrealized depreciation on interest rate swaps*	$498,851

*  Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Fund's Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(123,116)
Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$1,495,405

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(498,851)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$215,962

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/11	Year Ended 12/31/10
Common shares repurchased and retired	—	—
Weighted average:
Price per Common share repurchased and retired	$—	$—
Discount per Common share repurchased and retired	—	—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2011, aggregated $76,534,262 and $73,317,908, respectively.

Transactions in call options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	8,577	$654,128
Options written	4,998	1,009,807
Options terminated in closing purchase transactions	(7,532)	(978,085)
Options exercised	(706)	(177,621)
Options expired	(5,337)	(508,229)
Options outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$222,250,140
Gross unrealized:
Appreciation	$24,592,297
Depreciation	(18,778,457)
Net unrealized appreciation (depreciation) of investments	$5,813,840

Nuveen Investments

Permanent differences, primarily due to paydowns and tax basis earnings and profits adjustments, resulted in reclassifications among the Fund's components of Common share net assets at December 31, 2010, the Fund's last tax year-end, as follows:

Paid-in-surplus	$(8,466,270)
Undistributed (Over-distribution) of net investment income	9,286,823
Accumulated net realized gain (loss)	(820,553)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$13,045,853
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$58,380,919
December 31, 2017	32,157,951
Total	$90,538,870

During the last tax year ended December 31, 2010, the Fund utilized $8,746,645 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets". Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

The management fee compensates the Adviser for overall investment Nuveen Asset Management, LLC, advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"), each a subsidiary of Nuveen. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common and preferred stocks, including ADRs, and the Fund's option strategy. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,			Year Ending January 31,
2004	*	.32%	2009	.32%
2005		.32	2010	.24
2006		.32	2011	.16
2007		.32	2012	.08
2008		.32

*  From the commencement of operations.

Nuveen Investments

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2011, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At June 30, 2011, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into $66 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. On January 19, 2011, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $60 million to $66 million. As of June 30, 2011 the Fund's outstanding balance on these borrowings was $55.9 million. During the six months ended June 30, 2011, the average daily balance outstanding and average annual interest rate on these borrowings were $55.5 million and 1.24%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance. The Fund also incurred a one-time .25% amendment fee on the increased amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and the one-time amendment fee are recognized as "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each a "Sub-Advisory Agreement") between the Advisor and NWQ Investment Management Company, LLC ("NWQ"), and the Advisor and Symphony Asset Management LLC ("Symphony") (NWQ and Symphony are each a "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and each Sub-Advisor (the Advisor and each Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund's investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the

Nuveen Investments

year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund's portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with each Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Fund's accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors provide the portfolio investment management services to the Fund. Accordingly,

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and performance of the Fund and each portion of the Fund's portfolio allocated to such Sub-Advisor. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information

Nuveen Investments

comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund lagged its peers and/or benchmark over various periods, although it outperformed its benchmark for the one-year period. The Board considered the factors affecting performance and were satisfied with the process followed in seeking to address performance issues in light of the Fund's investment strategy. Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences

Nuveen Investments

in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Member also reviewed the fees Symphony assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to each Sub-Advisor, the Independent Board Members reviewed its revenues, expenses and pre-tax profitability margins. Based on their review, the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Independent Board Members were satisfied that the respective Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor

Nuveen Investments

for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to NWQ, the Independent Board Members considered that such Sub-Advisor may benefit its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. The Independent Board Members noted that the profitability of the Advisor and NWQ may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JTA	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

  * As of 5/31/11

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/performance

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

ESA-C-0611D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011